EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-10571) of Harborside Healthcare Corporation of our report dated October 22, 1997, on our audit of the combined financial statements of Cushman Management Associates, Inc. and Affiliates, which report is included as Exhibit 99.1 to this Quarterly Report on Form 10-Q/A.


                                                /s/ Landa & Altsher, P.C.
                                                -------------------------
                                                Landa & Altsher, P.C.


Randolph, Massachusetts
June 25, 1998